UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On March 2, 2020, the Helius Medical Technologies, Inc. (the “Registrant”) issued a press release that announced its preliminary unaudited results of operations for the quarter and year ended December 31, 2019.  A copy of this press release, which is incorporated herein by reference, is furnished (with respect to the information contained in this Item 2.02) as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Preliminary Fourth Quarter 2019 Financial Results (Unaudited)

Preliminary revenue for the fourth quarter of 2019 was approximately $0.1 million. The Company’s revenue was generated exclusively through sales of the PoNS device pursuant to supply agreements with five neuroplasticity clinics in Canada.

Gross loss for the fourth quarter of 2019 is expected to be approximately $0.2 million. Operating expenses for the fourth quarter of 2019 are expected to be approximately $5.4 million, compared to $5.7 million in the fourth quarter of 2018. The year-over-year decrease in operating expenses in the fourth quarter was primarily driven by an expected decrease of approximately $0.6 million, or 26%, in research and development expenses. The decrease in research and development expenses was primarily due to a reduction in product development costs.

Full Year 2019 Financial Results (Unaudited)

Preliminary revenue for the twelve months ended December 31, 2019 was approximately $1.5 million. The Company’s revenue was generated almost exclusively through sales of the PoNS device pursuant to supply agreements with seven neuroplasticity clinics in Canada. In addition, the Company generated approximately $37,000 in fee revenue from franchise agreements its wholly owned subsidiary, Heuro Canada, Inc., or Heuro, executed with neuroplasticity clinics that have been engaged to provide the PoNS Treatment.

Gross profit for the twelve months ended December 31, 2019 is expected to be approximately $0.6 million. Operating expenses for the twelve months ended December 31, 2019 are expected to be approximately $24.6 million, compared to $27.2 million in the twelve months ended December 31, 2018.

The Company has not completed the preparation of its financial statements for the fourth quarter and the full year 2019 and additional details with respect to the fourth quarter and full year 2019 results of operations are not yet available. The Company plans to release fourth quarter and full year 2019 actual results after the completion of its annual audit.

Cash Position

As of December 31, 2019, the Company had cash of $5.5 million, compared to $25.6 million at December 31, 2018. The Company had no debt outstanding at December 31, 2019.

Regulatory Update

On February 27, 2020, the Company submitted a Canadian Class II license amendment application for the treatment of gait deficit in patients with mild and moderate Multiple Sclerosis (“MS”).  This is an important new clinical indication for the PoNS device, given the approximately 100,000 individuals living with MS in Canada. The Company believes this label expansion will significantly expand its addressable market opportunity in Canada to include a patient population that is motivated to pursue treatment options which may resolve or delay the progression of MS symptoms.

Based on the quality of the data included in its MS submission package to Health Canada, the Company is prioritizing the MS indication as the pathway to pursue for its first US clearance of the PoNS device.   The Company believes the existing published data and clinical experience with use of the PoNS for the treatment of gait disorder in patients with mild and moderate MS are sufficient to demonstrate a favorable risk/benefit profile, as required for de novo clearance.  The Company plans to submit to the FDA for this high unmet medical need in the second half of 2020.

The Company will continue to pursue its TBI indication with a new trial, called TBI-002, which will be used to support its new request for de novo classification and clearance of the PoNS device for the treatment of chronic balance deficit due to mild to moderate traumatic brain injury (“mmTBI”). The design of TBI-002 incorporates specific recommendations that the Company received from the FDA in January 2020. The Company expects the trial to cost $6 million and to begin enrollment in April 2020 and the Company is targeting submission to the FDA in the second quarter of 2021.

Forward-Looking Statements

The 2019 financial results contained in this Current Report on Form 8-K are subject to finalization in connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are often identified by terms such as “believe,” “continue,” “look forward,” “will” and similar expressions. Such forward-looking statements include, among others, statements about Registrant’s preliminary 2019 financial information, future clinical and regulatory development plans for the PoNS device, the success of the Registrant’s planned study and the potential receipt of regulatory clearance of the PoNS device in the United States. These forward-looking statements are based on information currently available to the Registrant and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties associated with the clinical development process and FDA regulatory submission and approval process, including the Registrant’s capital requirements to achieve its business objectives and other risks detailed from time to time in the filings made by the Registrant with securities regulators, and including the risks and uncertainties about the Registrant’s business described in the “Risk Factors” sections of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2018, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and its other filings with the United States Securities and Exchange Commission. The Registrant is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press Release, dated March 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: March 2, 2020	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer

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